Exhibit 99.1

Benefitfocus, Inc. 843-284-1052 ext. 3527 pr@benefitfocus.com Investor Relations: Michael Bauer 843-284-1052 ext. 6654 michael.bauer@benefitfocus.com

Benefitfocus Announces First Quarter 2018 Financial Results

Total revenue of $62.4 million grew 8% year-over-year

Charleston, S.C. – May 3, 2018 – Benefitfocus, Inc. (NASDAQ: BNFT), a leading cloud-based benefits management platform and services provider, today announced its first quarter 2018 financial results.

“I am extremely pleased with Benefitfocus’ accelerated financial momentum, as we achieved our key financial goals during the first quarter,” said Ray August, President and Chief Executive Officer of Benefitfocus.  “2018 and our selling season are off to a solid start.”

August added, “The launch of BenefitsPlace will open new opportunities across our platform and help position Benefitfocus as the technology choice to connect the benefits industry. As we focus on our business strategy, improve our sales execution, and strengthen the core of our operations, we believe our revenue opportunities will continue to expand, along with long-term value for our shareholders.”

First Quarter 2018 Financial Highlights

The prior periods presented have been adjusted to reflect the adoption of the new ASC 606 revenue recognition standard.

Revenue

•	Total revenue was $62.4 million, an increase of 8% compared to the first quarter of 2017.
•	Software services revenue was $48.2 million, an increase of 4% compared to the first quarter of 2017.
•	Professional services revenue was $14.2 million, an increase of 28% compared to the first quarter of 2017.
•	Employer revenue was $40.3 million, an increase of 12% compared to the first quarter of 2017.
•	Insurance carrier revenue was $22.1 million, an increase of 1% compared to the first quarter of 2017.

Net Loss

•

GAAP net loss was ($13.8) million, compared to ($15.6) million in the first quarter of 2017. GAAP net loss per share was ($0.44), based on 31.3 million basic and diluted weighted average common shares outstanding, compared to ($0.51) for the first quarter of 2017, based on 30.7 million basic and diluted weighted average common shares outstanding.

Non-GAAP Net Loss and Adjusted EBITDA

•	Non-GAAP net loss was ($8.0) million, compared to ($11.1) million in the first quarter of 2017. Non-GAAP net loss per share was ($0.26), based on 31.3 million basic and diluted weighted average common shares outstanding, compared to ($0.36) for the first quarter of 2017, based on 30.7 million basic and diluted weighted average common shares outstanding.
•	Adjusted EBITDA was ($1.0) million, compared to ($4.3) million in the first quarter of 2017.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Balance Sheet

•	Cash and cash equivalents at March 31, 2018 totaled $54.8 million, compared to $55.3 million at the end of the fourth quarter of 2017.

First Quarter and Recent Business Highlights

•	We ended the quarter with 948 large employer customers, up from 853 at the end of the prior year period, and 920 at the end of the fourth quarter of 2017.
•	We had record attendance at our 8th annual One Place user conference in Orlando, Florida and announced enhancements to the Benefitfocus Platform.
•

We launched Benefitfocus BenefitsPlace™, a new offering designed to connect the entire U.S. employee benefits industry, uniting brokers, employers, carriers and suppliers on a single platform. BenefitsPlace opens the Benefitfocus platform to create buyer-seller opportunities, provide greater access and choice of benefits, and deliver decision-support tools to consumers for more personalized, informed and hassle-free benefits enrollment and management.

•	We opened a new office in New York City as part of an expansion effort to broaden Benefitfocus’ operations in the key Northeast region of the United States.
•	We published our “State of Employee Benefits 2018 - Regional Edition” report, a snapshot of real, but anonymized employee benefits election data from over 1.2 million consumers.

Business Outlook

Based on information available as of May 3, 2018, Benefitfocus is providing guidance for the second quarter and full year 2018 as indicated below. Our guidance is based on the new ASC 606 revenue recognition standard that is effective beginning January 1, 2018.

Second Quarter 2018:

•	Total revenue is expected to be in the range of $55.5 million to $57.5 million.
•

Non-GAAP net loss is expected to be in the range of ($14.0) million to ($12.0) million, or ($0.44) to ($0.38) per share, based on 31.8 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of ($7.0) million to ($5.0) million.

Full Year 2018:

•	Total revenue is expected to be in the range of $250.0 million to $258.0 million.
•

Non-GAAP net loss is expected to be in the range of ($25.0) million to ($17.0) million, or ($0.79) to ($0.54) per share, based on 31.8 million basic and diluted weighted average common shares outstanding.

•	Adjusted EBITDA is expected to be in the range of $5.0 million to $13.0 million.

See important disclosures about non-GAAP measures, and a reconciliation of them to GAAP, below.

Conference Call Details:

In conjunction with this announcement, Benefitfocus will host a conference call today, May 3, 2018, at 5:00 p.m. Eastern Time to discuss the company’s financial results. To access this call, dial (877) 407-9039 (domestic) or (201) 689-8470 (international). A live webcast, as well as the replay, of the conference call will be available on the Investor Relations page of the company’s website at http://investor.benefitfocus.com/. After the conference call, a replay will be available until May 10, 2018, and can be accessed by dialing (844) 512-2921 (domestic) or (412) 317-6671 (international) with passcode 13678853.

Investor Presentation Details

An investor presentation providing additional information on the ASC 605 to ASC 606 accounting change can be found at http://investor.benefitfocus.com.

About Benefitfocus

Benefitfocus (NASDAQ: BNFT) provides technology and services that improve the way employers of all sizes manage their benefits investment. Through a combination of powerful cloud-based software, data-driven insights and thoughtfully-designed services, we provide employers, their brokers and insurance carriers with a single partner to deliver a world-class benefits experience. Learn more at www.benefitfocus.com, LinkedIn and Twitter.

Non-GAAP Financial Measures

The company uses certain non-GAAP financial measures in this release, including non-GAAP gross profit, operating income (loss), net loss, net loss per common share, adjusted EBITDA, and free cash flow. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance or financial position that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP.

Non-GAAP gross profit, operating income (loss), net loss and net loss per share exclude stock-based compensation expenses, amortization of acquisition-related intangible assets, offering costs expensed, if any and costs not core to our business, if any.  We define adjusted EBITDA as net loss before net interest, taxes, and depreciation and amortization expense, adjusted to eliminate stock-based compensation expense, expense related to the impairment of goodwill and intangible assets, and costs not core to our business.  We define free cash flow as cash from operations plus purchases of property and equipment.  Please note that other companies might define their non-GAAP financial measures differently than we do.

Management presents these non-GAAP financial measures in this release because it considers them to be important supplemental measures of performance. Management uses these non-GAAP financial measures for planning purposes, including analysis of the company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management believes that these non-GAAP financial measures provide additional insight for analysts and investors in evaluating the company's financial and operational performance. Management also intends to provide these non-GAAP financial measures as part of the company’s future earnings discussions and, therefore, their inclusion should provide consistency in the company’s financial reporting.

Non-GAAP financial measures have limitations as an analytical tool. Investors are encouraged to review the reconciliation of the non-GAAP measures to their most directly comparable GAAP measures provided in this release, including in the accompanying tables.

Safe Harbor Statement

Except for historical information, all of the statements, expectations, and assumptions contained in this press release are forward-looking statements. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: our continuing losses and need to achieve GAAP profitability; fluctuations in our financial results; risks related to changing healthcare and other applicable regulations; our ability to maintain our culture, recruit and retain qualified personnel and effectively expand our sales force; cyber-security risks;  the immature and volatile market for our products and services; the need to innovate and provide useful products and services; our ability to compete effectively; privacy, security and other risks associated with our business; and the other risk factors set forth from time to time in our SEC filings,  copies of which are available free of charge within the Investor Relations section of the Benefitfocus website at http://investor.benefitfocus.com/sec-filings or upon request from our Investor Relations Department. Benefitfocus assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Source: Benefitfocus, Inc.

Benefitfocus, Inc.

Unaudited Consolidated Statements of Operations and Comprehensive Loss

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2018	2017
Revenue	$62,363	$57,623
Cost of revenue (1)(2)	31,403	32,202
Gross profit	30,960	25,421
Operating expenses:(1)(2)
Sales and marketing	19,917	18,023
Research and development	12,023	12,181
General and administrative	9,693	7,757
Total operating expenses	41,633	37,961
Loss from operations	(10,673)	(12,540)
Other income (expense):
Interest income	58	27
Interest expense on building lease financing obligations	(1,866)	(1,860)
Interest expense on other borrowings	(1,317)	(1,062)
Other expense	–	(148)
Total other expense, net	(3,125)	(3,043)
Loss before income taxes	(13,798)	(15,583)
Income tax expense	4	–
Net loss	$(13,802)	$(15,583)
Comprehensive loss	$(13,802)	$(15,583)

Net loss per common share:
Basic and diluted	$(0.44)	$(0.51)
Weighted-average common shares outstanding:
Basic and diluted	31,333,348	30,658,468

(1) Stock-based compensation included in above line items:
Cost of revenue	$711	$661
Sales and marketing	954	1,332
Research and development	768	719
General and administrative	1,892	1,676

(2) Amortization of acquired intangible assets included in above line items:
Cost of revenue	$34	$36
Sales and marketing	14	13
Research and development	12	12
General and administrative	4	3

Benefitfocus, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of March 31, 2018	As of December 31, 2017
Assets
Current assets:
Cash and cash equivalents	$54,785	$55,335
Accounts receivable, net	29,678	30,091
Contract, prepaid and other current assets	15,077	15,859
Total current assets	99,540	101,285
Property and equipment, net	71,233	72,681
Intangible assets, net	86	150
Goodwill	1,634	1,634
Deferred contract costs and other non-current assets	15,262	16,253
Total assets	$187,755	$192,003
Liabilities and stockholders' deficit
Current liabilities:
Accounts payable	$5,557	$4,260
Accrued expenses	10,599	9,110
Accrued compensation and benefits	11,288	14,250
Deferred revenue, current portion	36,167	43,804
Revolving line of credit, current portion	24,000	24,000
Financing and capital lease obligations, current portion	3,716	3,423
Total current liabilities	91,327	98,847
Deferred revenue, net of current portion	16,733	11,223
Revolving line of credit, net of current portion	39,246	32,246
Financing and capital lease obligations, net of current portion	55,724	55,597
Other non-current liabilities	2,699	2,809
Total liabilities	205,729	200,722
Commitments and contingencies
Stockholders' deficit:
Preferred stock, par value $0.001, 5,000,000 shares authorized, no shares issued and outstanding at March 31, 2018 and December 31, 2017	–	–
Common stock, par value $0.001, 50,000,000 shares authorized, 31,339,469 and 31,307,989 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively	31	31
Additional paid-in capital	357,043	352,496
Accumulated deficit	(375,048)	(361,246)
Total stockholders' deficit	(17,974)	(8,719)
Total liabilities and stockholders' deficit	$187,755	$192,003

Benefitfocus, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Three Months Ended March 31,
	2018	2017
Cash flows from operating activities
Net loss	$(13,802)	$(15,583)
Adjustments to reconcile net loss to net cash and cash equivalents used in operating activities:
Depreciation and amortization	3,930	4,005
Stock-based compensation expense	4,325	4,388
Interest accrual on financing obligation	1,879	1,873
Loss on disposal or impairment of property and equipment	–	148
Provision for doubtful accounts	359	22
Changes in operating assets and liabilities:
Accounts receivable, net	54	5,654
Accrued interest on short-term investments	–	7
Contract, prepaid and other current assets	881	1,092
Deferred contract costs and other non-current assets	1,166	1,945
Accounts payable and accrued expenses	2,722	(1,039)
Accrued compensation and benefits	(2,962)	(6,593)
Deferred revenue	(2,127)	(3,110)
Other non-current liabilities	(108)	(222)
Net cash and cash equivalents used in operating activities	(3,683)	(7,413)
Cash flows from investing activities
Proceeds from maturity of short-term investments held to maturity	–	2,000
Purchases of property and equipment	(1,641)	(2,103)
Net cash and cash equivalents used in investing activities	(1,641)	(103)
Cash flows from financing activities
Draws on revolving line of credit	31,000	28,000
Payments on revolving line of credit	(24,000)	(20,000)
Proceeds from exercises of stock options and ESPP	222	2,454
Payments on financing and capital lease obligations	(2,448)	(2,120)
Net cash and cash equivalents provided by financing activities	4,774	8,334
Net (decrease) increase in cash and cash equivalents	(550)	818
Cash and cash equivalents, beginning of period	55,335	56,853
Cash and cash equivalents, end of period	$54,785	$57,671

Supplemental disclosure of non-cash investing and financing activities
Property and equipment purchases in accounts payable and accrued expenses	$452	$200
Property and equipment purchased with financing and capital lease obligations	$713	$—
Post contract support purchased with financing obligations	$275	$—

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands, except share and per share data)

	Three Months Ended March 31,
	2018	2017
Reconciliation from Gross Profit to Non-GAAP Gross Profit:
Gross profit	$30,960	$25,421
Amortization of acquired intangible assets	34	36
Stock-based compensation expense	711	661
Total net adjustments	745	697
Non-GAAP gross profit	$31,705	$26,118

Reconciliation from Operating Loss to Non-GAAP Operating Income (Loss):
Operating loss	$(10,673)	$(12,540)
Amortization of acquired intangible assets	64	64
Stock-based compensation expense	4,325	4,388
Costs not core to our business	1,371	—
Total net adjustments	5,760	4,452
Non-GAAP operating income (loss)	$(4,913)	$(8,088)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(13,802)	$(15,583)
Depreciation	2,977	3,110
Amortization of software development costs	889	831
Amortization of acquired intangible assets	64	64
Interest income	(58)	(27)
Interest expense on building lease financing obligations	1,866	1,860
Interest expense on other borrowings	1,317	1,062
Income tax expense	4	—
Stock-based compensation expense	4,325	4,388
Costs not core to our business	1,371	—
Total net adjustments	12,755	11,288
Adjusted EBITDA	$(1,047)	$(4,295)

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(13,802)	$(15,583)
Amortization of acquired intangible assets	64	64
Stock-based compensation expense	4,325	4,388
Costs not core to our business	1,371	—
Total net adjustments	5,760	4,452
Non-GAAP net loss	$(8,042)	$(11,131)

Calculation of Non-GAAP Earnings Per Share:
Non-GAAP net loss	$(8,042)	$(11,131)

Weighted average shares outstanding - basic and diluted	31,333,348	30,658,468
Shares used in computing non-GAAP net loss per share – basic and diluted	31,333,348	30,658,468
Non-GAAP net loss per common share - basic and diluted	$(0.26)	$(0.36)

Benefitfocus, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Guidance Ranges

(in millions, except per share data)

	Second Quarter 2018		Full Year 2018
	Range		Range
	Low	High	Low	High
Reconciliation from Net Loss Guidance to Adjusted EBITDA Guidance:
Net loss - Guidance range	$(20.1)	$(18.1)	$(41.5)	$(33.5)
Depreciation and amortization	4.2	4.2	17.8	17.8
Interest income	(0.1)	(0.1)	(0.2)	(0.2)
Interest expense	3.0	3.0	12.7	12.7
Income tax expense	—	—	—	—
Stock-based compensation expense	5.7	5.7	14.8	14.8
Costs not core to business	0.3	0.3	1.4	1.4
Total net adjustments	13.1	13.1	46.5	46.5
Adjusted EBITDA - Guidance range	$(7.0)	$(5.0)	$5.0	$13.0

Reconciliation from Net Loss Guidance to Non-GAAP Net Loss Guidance:
Net loss - Guidance range	$(20.1)	$(18.1)	$(41.5)	$(33.5)
Amortization of acquired intangible assets	0.1	0.1	0.3	0.3
Stock-based compensation expense	5.7	5.7	14.8	14.8
Costs not core to business	0.3	0.3	1.4	1.4
Total net adjustments	6.1	6.1	16.5	16.5
Non-GAAP net loss - Guidance range	$(14.0)	$(12.0)	$(25.0)	$(17.0)

Calculation of Non-GAAP Earnings Per Share Guidance:
Non-GAAP net loss - Guidance range	$(14.0)	$(12.0)	$(25.0)	$(17.0)

Weighted average shares outstanding - basic and diluted	31.8	31.8	31.8	31.8
Shares used in computing non-GAAP net loss per share - basic and diluted	31.8	31.8	31.8	31.8
Non-GAAP net loss per common share - basic and diluted	$(0.44)	$(0.38)	$(0.79)	$(0.54)